NOTE PURCHASE
AGREEMENT, dated as of April    , 1997 (the
"Agreement"), by and among Aegis Auto Finance,
Inc., a Delaware Corporation (the "Company"),
The Aegis Consumer Funding Group, Inc., a
Delaware corporation ("Parent"), and the
Purchaser or Purchasers named on the execution pages hereof.

          In consideration of the mutual
covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                  ARTICLE I

                 DEFINITIONS

          Section 1.1  Definitions.  As used
in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

          "Act" means the Securities Act of
1933, as amended, and the rules and regulations of the Commission thereunder.

          "Affiliate" of any specified Person
means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified
Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms
"controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" means this Agreement,
as the same may be amended, supplemented or modified in accordance with the terms hereof and in effect.

          "Basic Documents" means,
collectively, the Agreement, the Guaranty, the ^
Collateral Documents, the Registration Rights
Agreement, the Indenture and the Securities.

          "Business Day" means each
Monday, Tuesday, Wednesday,  Thursday and
Friday which is not a day on which banking institutions in the City of New York or London, England are not required to be open.

          "Certificate of Designation" shall
have the meaning ascribed thereto in the Indenture.

          "Closing" has the meaning provided
therefor in Section 2.1 of this Agreement.

          "Code" means the Internal Revenue
Code of 1986, as  amended.


          "Collateral Documents" has the
meaning ascribed thereto in the Indenture.

          "Commission" means the Securities
and Exchange  Commission.

          "Common Stock" has the meaning
ascribed thereto in the Indenture.

          "Company" means Aegis Auto
Finance, Inc., a Delaware  corporation.

          "Default" means any event, act or
condition which, with notice or lapse of time or both, would constitute an Event of Default.

          "Disclosure Documents" means,
collectively, (i) the most recent Annual Report on Form 10-K filed by the Parent and (ii) all other reports and statements, including quarterly Reports on Form 10-Q filed by the Parent and any of its Subsidiaries under the Exchange Act prior to the date hereof but subsequent to the most recent
Annual Report on Form 10-K.

          "Event of Default" means any event
defined as an Event of Default in the Indenture.

          "Exchange Act" means the
Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

          "GAAP" means generally accepted
accounting principles set forth in the opinions and pronouncements of the Accounting Principles
Board of the American Institute of Certified
Public Accountants and statements and
pronouncements of the Financial Accounting
Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Guaranty" has the meaning
ascribed thereto in the Indenture.

          "Holders" means the holders from
time to time of any of the Securities, whether or not such Holders were original Purchasers of Securities hereunder.

          "Indenture" means the Indenture,
substantially in the form of Exhibit 1 hereto.

          "Investment Company Act" means
the Investment Company Act of 1940, as
amended, and the rules and regulations of the Commission thereunder.

          "Lien" means, with respect to any
asset, (i) any mortgage, lien, pledge, encumbrance, charge or security interest of any kind in or on such asset, (ii) the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset or (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Majority of the Purchasers" means
those Purchasers    which, at the time of
determination thereof, individually or in the
aggregate, are committed to purchase pursuant to
this    Agreement a majority of the principal
amount of the Securities.

          "Parent" shall mean The Aegis
Consumer Funding Group, Inc., a Delaware corporation.

          "Permitted Liens" means (i) Liens
for taxes, assessments, governmental charges or
claims which are being contested in good faith by
appropriate proceedings promptly instituted and
diligently conducted and for which a reserve or
other appropriate provision, if any, as shall be
required in conformity with GAAP shall have
been made which (x) do not in the aggregate
materially detract from the value of such property
or    assets or materially impair the use thereof in
the operation of    the business of the Company or
any Subsidiary of the Company or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to such Lien; (ii) statutory Liens of landlords, and warehousemen's, mechanics', suppliers', materialmen's, repairmen's, or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien; and
(iii) existing Liens as of the date hereof.

          "Person" means an individual or a
corporation, limited liability company partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Preferred Stock" shall mean the
Class D Redeemable Preferred Stock of the Parent described in the Certificate of Designation.

          "Purchaser" means each Person who
accepts and agrees to the terms hereof, as indicated by signature on the execution page of this Agreement or a counterpart as referred to in
Section 8.6 of this Agreement and, subject to
Article VI of this Agreement, each Substitute
Purchaser (as such term is defined in Article VI).

          "Securities" has the meaning
ascribed thereto in the Indenture.

^

          "State" means each of the states of
the United States, the District of Columbia and the Commonwealth of Puerto Rico.

          "Subsidiary" means, with respect to
any Person, (i) a corporation a majority of whose
capital stock with voting     power, under ordinary
circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, one or more Subsidiaries thereof or such Person and one or more
Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest.

          "Time of Purchase" has the
meaning provided therefor in Section 2.1 of this Agreement.

          "Trustee" means the Trustee under
the Indenture.

          "Warrant" has the meaning ascribed
thereto in the Indenture.

          Section 1.2  Accounting Terms;
Financial Statements. All accounting terms used herein not expressly defined in this Agreement shall have the respective meanings given to them in accordance with generally accepted accounting principles.

                 ARTICLE II

           PURCHASE OF SECURITIES;
       RIGHTS OF HOLDERS OF SECURITIES

          Section 2.1  Purchase of Securities.
Subject to the   terms and conditions herein set
forth, the Company agrees that   it will sell to
each Purchaser, and each such Purchaser agrees, severally and not jointly, that it will purchase from the Company at the Time of Purchase, the principal amount of Securities set forth opposite such Purchaser's name on the execution pages hereof at a price equal to 93.75% of the aggregate principal amount of Securities to be purchased by such Purchaser. The Securities shall have the terms set forth in the Indenture.

          The purchase and sale of Securities
to the Purchasers   will take place at a closing (the
"Closing") at the offices of Sidley & Austin, 875
Third Avenue, New York, New York on such date not later than April 30, 1997 (subject to extension if the Purchasers agree to extend the Time of Purchase, upon request to do so by the Company) and at such time as the Company shall specify by notice to the Purchasers at least one full Business
Day prior thereto. The date and time at which the Closing is to be concluded is the "Time of Purchase."

          Delivery of the Securities to be
purchased by a Purchaser pursuant to this Agreement shall be made at the Closing by the Company delivering to such Purchaser the Security to be purchased by such Purchaser hereunder (registered in the name of such Purchaser or such other Person (which shall be an Affiliate of such Purchaser or a nominee of such Purchaser or such Affiliate) as such Purchaser may have designated in writing to the Company prior to the Time of Purchase), unless prior to the Time of Purchase such Purchaser shall have requested, in writing, the Company to deliver more than one
Security, in which event the Company will deliver to such Purchaser the number of Securities so requested, registered in such name or names and in such principal amounts (which shall not in the aggregate exceed the aggregate principal amount of Securities to be purchased by such Purchaser) as shall have been specified in such a request.

          Payment of the purchase price for
the Securities to be purchased hereunder shall be made by each Purchaser by wire transfer (to such account of the Company as shall have been furnished to the Purchasers at the time the Company notifies the Purchasers of the Time of Purchase) of immediately available funds.

          The Company will bear all expenses
of shipping any of the Securities (including, without limitation, insurance expenses) from New
York City to such other places within the United
States of America as any Purchaser shall specify.
Any tax on the issuance of any of the Securities will be paid by the Company at the Time of Purchase.

          Section 2.2  Restrictions on
Transfer. (a)(i) Unless a registration statement with respect thereto under the Act is at the time in effect, no Security shall be transferred (such term to include any disposition which would constitute a sale within the meaning of the Act), except upon compliance with the conditions specified in this subsection (a), and unless such a registration statement is effective or such conditions are complied with, the Company may issue or cause to be issued stop orders preventing any such transfer, subject to a Holder's right at all times to sell or otherwise dispose of all or any part of the Securities under a registration under the Act or any exemption from such registration available under the Act.

          (ii) Each Security initially issued
under this Agreement and each Security issued in exchange therefor shall (unless otherwise permitted by the provisions of subsection (b)) be stamped or otherwise imprinted with a legend in substantially the form set forth in Section 3.05(i) of the Indenture.

          (b)  The holder of each Security
by the acceptance thereof agrees that it shall not transfer such Security unless a registration statement under the Act is in effect with respect to such transfer or, prior to such transfer, it shall have delivered to the Company (x) an opinion of counsel, experienced in matters under the Act, reasonably acceptable to the Company and counsel to the Company which opinion shall be in a form reasonably acceptable to the Company and counsel to the Company or (y) a "no action" letter from the Commission to the effect that the proposed transfer may be effected without registration under the Act; provided, however, that in case of any sale or other transfer of Securities to any Person who is an institutional investor, no opinion of counsel or "no action" letter shall be required if such holder obtains and delivers to the Company a written representation from such Person that it is an institutional investor, including an insurance company, and is acquiring the Securities for its own account or as trustee for a commingled pension trust fund for purposes of investment and with no intention of distributing or reselling said
Securities in any transaction which would be in violation of the securities laws of the United
States of America or any State, subject, nevertheless, to such Person's disposition of its property being at all times within its control, including such Person's right at all times to sell or otherwise dispose of all or any part of the Securities under a registration under the Act or any exemption from such registration available under the Act.

          Section 2.3  Indemnification for
Taxes. (a) So long as the Person to whom such payment is due has complied with the requirements of Sections 2.3(d) and (e) hereof, all payments (including, without limitation, payments on account of principal, interest and fees) shall be made by the Company without deduction or withholding for or on account of any tax, assessment or other governmental charge imposed by any jurisdiction (not being a branch profits tax, a franchise tax or a tax imposed on the overall net income of its lending office by the jurisdiction in which it is incorporated, in which its lending office is located or in which it is managed and controlled) ("Taxes"). If the Company is required by law to make any deduction or withholding of any Taxes of any jurisdiction from any payment due hereunder to a person who has complied with the requirements of Sections 2.3(d) and (e) hereof, then the amount payable will be increased to such amount which, after deduction from such increased amount of all such Taxes required to be withheld or deducted therefrom, will not be less than the amount due and payable hereunder had no such deduction or withholding been required.

          (b)  If the Company makes any
payment hereunder in respect of which it is required by law to make any deduction or withholding of any Taxes, it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Purchasers as soon as practicable after it has made such payment to the applicable authority a receipt issued by such authority or a statement of the Company confirming the payment to such authority of all amounts so required to be deducted or withheld from such payment.

          (c)  If any Purchaser is required
by law to make any payment on account of Taxes on or in relation to any sum received or receivable hereunder by such Purchaser or any liability for Taxes in respect of any such payment is imposed, levied or assessed against any Purchaser, the Company will, upon demand and delivery to the Company of a photocopy of a receipt (if any) issued by the applicable authority which received such payment or a statement of such Purchaser confirming such payment to such authority, promptly indemnify such Purchaser against such tax payment or liability, together with any interest, penalties and expenses payable or incurred in connection therewith.

          (d)  Each Purchaser shall submit
to the Company, on the Closing Date and from time to time as required by law, two duly completed and signed copies of one of the following as such Purchaser may deem appropriate: Form 1001 (relating to such Purchaser and evidencing its entitlement to a complete exemption from withholding on all amounts to be paid by the Company and received by such Purchaser pursuant to this Agreement), Form 4224
(relating to all amounts to be paid by the Company and received by such Purchaser pursuant to this Agreement) or Form W-8 of the United
States Internal Revenue Service.

          (e)  Thereafter and from time to
time, each Purchaser shall (in particular, but without limitation, within 10 days of the transfer or assignment to it becoming effective, each transferee and each assignee of each Purchaser and each subsequent transferee and assignee shall), submit to the Company such additional duly completed and signed copies of one or the other
(as each Purchaser (or any assignee or transferee) may deem appropriate) of such Forms 1001, 4224, W-8 (or such successor Forms as shall be adopted from time to time by the relevant United States taxing authorities) or of such a certification as may be (a) notified by the Company to each Purchaser, and (b) required under then current
United States law or regulations to avoid United
States withholding taxes on payments in respect of all amounts to be paid by the Company and received by each Purchaser.

          (f)  The Company shall, upon
receipt of any of the forms or certificates referred to in such Section 2.3(d) or (e) hereof, acknowledge such receipt and the compliance by such Purchaser with such Section 2.3(d) or (e), as the case may be.

                 ARTICLE III

       REPRESENTATIONS AND WARRANTIES

          Section 3.1  Representations and
Warranties of the Company and Parent.  The
Company and Parent, jointly and severally, represent and warrant to, and covenant and agree with, each of the Purchasers as follows:

          (a)  Organization,
     Standing, Etc.  The Company and
     the Parent are corporations duly
     organized and in good standing
     under the laws of their respective
     jurisdictions of incorporation.  The
     Company and the Parent are duly
     qualified and in good standing as
     foreign corporations, and are
     authorized to do business, in each
     jurisdiction in which the ownership
     or leasing of any property or the
     character of its operations makes
     such qualification necessary and in
     which the failure so to qualify
     could have a material adverse effect
     on the condition (financial or
     otherwise), properties, assets,
     business or results of operations of
     the Company and the Parent, taken
     as a whole.  The Company and the
     Parent have all requisite corporate
     power and authority to own their
     respective assets and to carry on
     their respective businesses as
     currently conducted.  The Company
     and the Parent have all requisite
     corporate power and authority (i) to
     execute, deliver and perform their
     respective obligations under the
     Basic Documents, (ii) to issue the
     Securities pursuant hereto in the
     manner and for the purpose
     contemplated by this Agreement
     and (iii) to execute, deliver and
     perform their respective obligations
     under all other agreements and
     instruments executed and delivered
     by, or to be executed and delivered
     by, the Company or the Parent
     pursuant to or in connection with
     the Basic Documents.  The Basic
     Documents have been duly and
     validly authorized executed and
     delivered by the Company or the
     Parent, as the case may be, and
     each constitutes a valid and binding
     agreement of the Company or the
     Parent, as the case may be,
     enforceable in accordance with its
     terms (except in each such case as
     enforceability may be limited by
     bankruptcy, insolvency,
     reorganization and other similar
     laws now or hereafter in effect
     relating to or affecting creditors'
     rights generally and except that the
     remedy of specific performance and
     injunctive and other forms of
     equitable relief are subject to certain
     equitable defenses and to the
     discretion of the court before which
     any proceeding therefor may be
     brought and except as rights to
     indemnity and contribution here-

     under and thereunder may be
     limited by Federal or state securities
     laws).

          (b)  Financial Statements.
     (i) The Company has delivered to
     the Purchasers the consolidated
     balance sheet of the Parent at June
     30, 1996 and the related
     consolidated statements of income
     and retained earnings and cash
     flows of the Parent for the fiscal
     year ended on said date, which
     statements have been certified by
     Ernst & Young, LLP, independent
     certified public accountants, such
     statements present fairly the
     consolidated financial position of
     the Parent and the results of its
     operations for the periods covered
     thereby and all such financial
     statements have been prepared in
     accordance with GAAP consistently
     applied, and (ii) the Company has
     delivered to the Purchasers
     unaudited consolidated balance
     sheets and the unaudited interim
     consolidated statements of income
     and retained earnings as set forth in
     the Company's Form 10-Q for the
     period ending December 31, 1996.
     The unaudited consolidated
     financial statements in (ii) above
     have been prepared in accordance
     with GAAP applied on a basis
     consistent with those of the audited
     financial statements referred to in
     (i) above and otherwise consistent
     with the accounting methodology
     contained in GAAP.

          (c)  No Material Change.
     Since December 31, 1996, there has
     been no material adverse change in
     the condition (financial or
     otherwise), properties, assets,
     business or results of operations of
     the Parent and its Subsidiaries,
     taken as a whole, other than those
     changes disclosed in the unaudited
     interim financial statements referred
     to in Section 3.1 (b)(ii) or the
     Disclosure Documents.

          (d)  Conflicting
     Agreements and Other Matters.
     The execution, delivery and
     performance by the Company or the
     Parent, as the case may be, of the
     Basic Documents and the issuance
     and performance by the Company
     of its obligations under the
     Securities, and the execution,
     delivery and performance by the
     Company or the Parent, as the case
     may be, of all other agreements and
     instruments to be executed and
     delivered by the Company or the
     Parent, as the case may be, pursuant
     hereto or in connection herewith or
     therewith, and compliance by the
     Company or the Parent, as the case
     may be, with the terms and
     provisions hereof and thereof do not
     and will not (i) violate, in any
     material respect, any provision of
     any law, rule or regulation,
     including, without limitation,
     Regulation G, T, U or X of the
     Board of Governors of the Federal
     Reserve System (but excluding state
     securities or "blue sky" laws), order,
     writ, judgment, injunction, statute,
     decree, determination or award of
     any court or any public,
     governmental or regulatory agency
     or body applicable to the Company
     or the Parent, as the case may be,
     or any of their respective properties
     or assets; (ii) conflict with or result
     in a breach of or constitute a
     default under any provision of the
     charter or by-laws of the Company
     or the Parent, as the case may be;
     (iii) require any consent, approval
     or notice under or result in a
     violation or breach of or constitute
     (with or without due notice or lapse
     of time or both) a default (or give
     rise to any right of termination,
     cancellation or acceleration) under
     any of the terms, conditions or
     provisions of any note, bond,
     mortgage, indenture or loan or
     credit agreement, license, or any
     other agreement or instrument or
     obligation to which the Company or
     the Parent is a party or by which
     the Company or the Parent or any
     of their respective properties or
     assets may be bound; or (iv) result
     in or require the creation or
     imposition of any Lien upon or
     with respect to any of the properties
     now owned or hereafter acquired by
     the Company or the Parent, except
     as permitted or contemplated by the
     Indenture.

          (e)  Litigation,
     Proceedings; Defaults.  Except as
     set forth in the Disclosure
     Documents, there are no actions,
     suits or proceedings pending or
     threatened with respect to the
     Company or the Parent that would
     reasonably be expected to have a
     materially adverse effect on (i) the
     business, properties, assets,
     operations or condition (financial or
     otherwise) or results of operations
     of the Company and the Parent
     taken as a whole or (ii) the rights or
     remedies of the Purchasers under
     the Basic Documents or on the
     ability of the Company and the
     Parent to perform their respective
     obligations under the Basic
     Documents.

          (f)  Governmental
     Consents, etc.  Except to the extent
     obtained or made prior to the date
     hereof, no authorization, consent,
     approval, license, qualification or
     formal exemption from, nor any
     filing, declaration or registration
     with, any court, governmental body
     or regulatory agency or authority or
     any securities exchange or any other
     person is required in connection
     with the issuance and sale of the
     Securities or the execution, delivery
     or performance by the Company or
     the Parent, as the case may be, of
     the Basic Documents (other than
     filings with the appropriate filing
     offices to perfect the Liens and
     security interests to be afforded
     thereby).

          (g)  Investment Company
     Act.  Neither the Company nor the
     Parent is an "investment company"
     or a company "controlled" by an
     "investment company" within the
     meaning of the Investment
     Company Act of 1940, as amended,
     and the rules and regulations of the
     Commission promulgated
     thereunder.

          (h)  Governmental
     Regulation.  The Company and the
     Parent are not subject to any
     Federal or state statute or regulation
     limiting the ability of the Company
     or the Parent to issue and sell the
     Securities and perform their
     respective obligations under the
     Basic Documents.

          (i)  Disclosure
     Documents.  The Disclosure
     Documents were prepared with
     reasonable care on the basis set
     forth therein and when they were
     filed with the Commission
     conformed in all material respects
     to the requirements of the Exchange
     Act.  The Disclosure Documents
     did not, as of their respective dates,
     contain any untrue statement of a
     material fact or omit to state any
     material fact required to be stated
     therein or necessary in order to
     make the statements made therein,
     in light of the circumstances under
     which they were made, not
     misleading.  There is no fact known
     by the Company which has not
     been disclosed in the Disclosure
     Documents which materially
     adversely affects the condition
     (financial or otherwise), properties,
     assets, business or  results of
     operations of the Parent and its
     Subsidiaries, taken as a whole, or
     the ability of the Company or the
     Parent to perform their respective
     obligations under the Basic
     Documents.

          (j)  Statutory
     Compliance.  The Company and the
     Parent are in compliance with all
     applicable statutes, laws, ordinances
     or government rules and regulations
     to which they are subject,
     noncompliance with which would
     materially adversely affect the
     condition (financial or otherwise),
     properties, assets, business or results
     of operations of the Company and
     the Parent, taken as a whole.

          (k)  Taxes.  All material
     tax returns required to be filed by
     the Company or the Parent in any
     jurisdiction have been so filed, or
     are under valid extensions, and all
     taxes, assessments, fees and other
     charges due or claimed to be due
     from the Company or the Parent
     which are shown therein as due and
     payable have been paid, other than
     those being contested in good faith
     or those currently payable without
     penalty or interest.  The Company
     knows of no material proposed
     additional tax assessments against it
     or Parent.

          (l)  Due Issuance.  The Securities
have been duly and   validly authorized by all
                    necessary corporate action
                    and, when executed and
                    authenticated in accordance
                    with the terms of the
                    Indenture and issued and
                    delivered in accordance with
                    the terms of this Agreement
                    against payment therefor,
                    will have been duly
                    authorized, executed,
                    authenticated and delivered
                    by the Company and will
                    constitute valid and binding
                    obligations of the Company
                    entitled to the benefits of the
                    Indenture, enforceable
                    against the Company in
                    accordance with their terms
                    (except as enforceability
                    may be limited by
                    bankruptcy, insolvency,
                    reorganization and other
                    similar laws now or
                    hereinafter in effect relating
                    to or affecting creditors'
                    rights generally, except that
                    the remedy of specific and
                    injunctive and other forms
                    of equitable relief are subject
                    to certain equitable defenses
                    and to the discretion of the
                    court before which any
                    proceeding therefor may be
                    brought and except as the
                    enforcement of
                    indemnification provisions
                    may be limited by public
                    policy or applicable law).
                    The Preferred Stock issuable
                    upon exchange of the
                    Securities and the Common
                    Stock and Warrants issuable
                    upon redemption of the
                    Preferred Stock, have each
                    been duly and validly
                    authorized by all necessary
                    corporate action (or will be
                    authorized promptly in
                    accordance with the
                    Indenture) and upon
                    exchange of the Securities or
                    redemption of the Preferred
                    Stock, as the case may be,
                    will be duly and validly
                    outstanding and fully paid
                    and will be non-assessable.
                    Except as set forth in the
                    Disclosure Documents, there
                    are no outstanding options,
                    conversion rights, warrants,
                    preemptive rights, rights of
                    first refusal or other rights,
                    or agreements or
                    commitments obligating the
                    Company to issue, transfer
                    or sell any interests in the
                    equity of the Company other
                    than employee stock options
                    granted pursuant to the
                    option plans described in the
                    Disclosure Documents.

          (m)  No Offer.  Neither the
Company nor the Parent or      any of the Affiliates
                              or any person
                              authorized to act on
                              their behalf has sold,
                              offered for sale,
                              solicited offers to
                              buy or otherwise
                              negotiated in respect
                              of Securities in a
                              manner which would
                              require registration
                              under the Act.

          (n)  No Registration or
Qualification.  Subject to     compliance by the
                              Purchasers with the
                              representations and
                              warranties set forth
                              in Section 3.2 hereof,
                              it is not necessary in
                              connection with the
                              offer, sale and
                              delivery of the
                              Securities to the
                              Purchasers
                              contemplated by this
                              Agreement to register
                              the Securities under
                              the Act or to qualify
                              the Indenture under
                              the Trust Indenture
                              Act of 1939, as
                              amended.


          Section 3.2  Representations and
Warranties of the Purchasers.   (a)  Each
Purchaser (as to itself only) represents and warrants to, and covenants and agrees with, the Company that the Securities to be acquired by it pursuant to this Agreement are being acquired for its own account and/or on behalf of managed accounts who are purchasing for their own accounts ("Accounts") and not for the account of any Plan (or, if such Securities are being acquired for the account of any such Plan, such acquisition does not involve a nonexempt prohibited transaction within the meaning of Section 406 of the Employee Retirement Income Security Act of
1974, as amended ("ERISA") or Section 4975 of the Code) and with no intention of distributing or reselling such Securities or any part thereof or any securities for which the Securities may be exchanged or which may be issued upon redemption of the Securities or of the securities for which they may be exchanged in any transaction which would be in violation of the securities laws of the United States of America or any State, without prejudice, however, to a Purchaser's rights at all times to sell or otherwise dispose of all or any part of such Securities or any such other securities under a registration under the Act or under an exemption from such registration available under such Act, and subject, nevertheless, to the disposition of a Purchaser's property being at all times within its control.

          (b)  Each Purchaser represents
that no part of the funds to be used to purchase the Securities to be purchased by it constitutes assets allocated to any qualified trust which contains the assets of any employee benefit plan with respect to which the Company is a party in interest or disqualified person.

          (c)  Each Purchaser (as to itself
only) hereby represents to the Company and to
each of the other Purchasers that unless otherwise
approved by the Company as an "accredited
investor" (as defined in Rule 501 of Regulation D
of the Act), (i) it is an institutional investor,
(ii) by reason of its business and financial
experience, and the business and financial
experience of those Persons, if any, retained by it
to advise it with respect to its investment in the
Securities, such Purchaser, together with such
advisors, has such knowledge, sophistication and
experience in business and financial matters so as
to be capable of evaluating the merits and risks of
the prospective investment or (iii) if it is
purchasing the securities to be purchased by it on
behalf of accounts, it is doing so pursuant to
authority granted to it by each such account; the
Securities being purchased hereunder for such
account are being purchased for the account of
such account; the representations and warranties
set forth in this Section 3.2 are true and correct as
to each such account and the Securities being
purchased by or for such account; and each such
account will be fully bound by and subject to this
Agreement in all respects as a Purchaser.   Each
Purchaser further represents that it or each of the accounts, as the case may be, can afford to suffer the loss of its entire investment in the Securities and is not purchasing the Securities in reliance upon any investigation made by any other
Purchaser.


                 ARTICLE IV

       CONDITIONS PRECEDENT TO CLOSING

          Section 4.1  Conditions Precedent
to Obligations of the Purchasers.   The obligation
of each Purchaser to purchase the Securities to be purchased by it hereunder is subject to the satisfaction of the following conditions at the Time of Purchase:

          (a)  The representations
     and warranties made by the
     Company herein shall be true and
     correct in all material respects
     (except for changes expressly
     provided for or contemplated in this
     Agreement) on and as of the Time
     of Purchase with the same effect as
     though such representations and
     warranties had been made on and as
     of the Time of Purchase.

          (b)  The Company and
     the Parent shall have performed and
     complied in all material respects
     with all covenants, agreements and
     conditions set forth or contemplated
     herein which are required to be
     performed or complied with by
     them at or prior to the Time of
     Purchase.

          (c)  Except as disclosed
     in the Disclosure Documents or the
     unaudited interim financial
     statements referred to in Section
     3.1(b), there shall not have occurred
     any material adverse change or any
     development involving a
     prospective material adverse change
     in the condition (financial or
     otherwise), business, assets,
     properties, prospects or results of
     operations of the Company and the
     Parent, taken as a whole,
     subsequent to the date of the last of
     such unaudited financial statements.

          (d)  At the Time of
     Purchase and after giving effect to
     the consummation of the
     transactions contemplated by this
     Agreement, there shall exist no
     Default or Event of Default.

          (e)  The purchase of the
     Securities agreed to be purchased
     by such Purchaser hereunder shall
     not at the Time of Purchase be
     prohibited or enjoined (temporarily
     or permanently) under the laws of
     any jurisdiction to which such
     Purchaser is subject.

          (f)  The Basic Documents
     shall have been duly executed and
     delivered by all the respective
     parties thereto.

          (g)  At the Time of
     Purchase, such Purchaser shall
     have received a certificate dated the
     Time of Purchase signed by the
     Chairman or the President or the
     Executive Vice President of the
     Parent stating that the conditions
     specified in Sections 4.1(a), (b), (c)
     and (d) have been satisfied at the
     Time of Purchase.

          (h)  As to each Purchaser,
     the transactions contemplated by
     this Agreement (i) shall not be
     prohibited by an applicable law or
     governmental regulation (including,
     without limitation, Regulation G, T,
     U or X of the Board of Governors
     of the Federal Reserve System),
     (ii) shall not subject the Purchaser
     to any penalty or, in its reasonable
     judgment, other onerous condition
     under or pursuant to any applicable
     law or governmental regulations,
     and (iii) shall be permitted by the
     laws and regulations of the
     jurisdiction to which it is subject.

          (i)  The Trustee shall
     have received an executed copy of ^
     each of the Collateral Documents
     together with delivery of ^ any
     collateral required to be delivered
     pursuant to and in accordance with
     the terms of ^ the Collateral
     Documents.

          (j)  The Trustee shall
     have received an executed copy of
     the Guaranty.

          (k)  The Trustee shall have
     received evidence satisfactory to it that the Certificate of Designation has been filed with the Secretary of State of the State of Delaware.

          (l)  Each Purchaser shall have
received from Herzfeld &      Rubin an opinion
                              addressed to the
                              Purchaser, dated the
                              Closing Date, the
                              substantive context of
                              which shall be in
                              substantially the form
                              of Exhibit A.

          Section 4.2  Conditions Precedent
to obligations of the Company.   The obligation of
the Company to issue and sell the Securities is subject to the satisfaction of the following conditions at the Time of Purchase:

          (a)  The representations
     and warranties made by the
     Purchasers herein shall be true and
     correct in all material respects on
     and as of the Time of Purchase
     with the same effect as though such
     representations and warranties had
     been made on and as of the Time of
     Purchase.

          (b)  The purchase or sale
     of the Securities shall not be
     enjoined (temporarily or
     permanently) at the Time of
     Purchase.



                  ARTICLE V

                  COVENANTS

          Section 5.1  Certain Amendments.
The Company and the Parent agree not to amend or change any of the applicable Basic Documents in a manner adverse to it or the Purchasers without the consent of a majority of the Purchasers.

          Section 5.2  Inspection.   The
Company covenants that it will permit any Person designated by such Purchaser in writing, at such Purchaser's expense, to visit and inspect any of the Parent's or the Company's offices, or to inspect the corporate books and financial records of the Parent or the Company and their respective
Subsidiaries and to discuss their affairs, finances and accounts with the principal officers of the Parent or the Company and their respective
Subsidiaries, all at such reasonable times and as often as Purchaser may reasonably request. Each
Purchaser agrees that any information obtained by it as a result of such visits, inspections and discussions or pursuant to this Agreement shall be confidential and shall not be used by it as the basis for any market transactions in securities of the Company unless and until such information has been made generally available to the public.
Notwithstanding the foregoing, there will be no such inspection rights granted to Purchasers under this Section 5.2 as long as the Company is required to file reports with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act.

          Section 5.3  Availability of Capital
Stock. The Company shall at all times reserve and keep available out of its authorized but unissued Preferred Stock, for the purposes of effecting the exchange of the Securities, the full number of shares of Preferred Stock then issuable upon the exchange of the Securities. The
Company shall at all times reserve and keep available out of its authorized but unissued
Common Stock, for the purpose of effecting the redemption of the Preferred Stock, the full number of shares of Common Stock then issuable upon the redemption of the Preferred Stock, provided, that if at any time the number of shares of Preferred
Stock or Common Stock remaining unissued and available for issuance shall be insufficient to permit the exchange or redemption of the Securities, as the case may be, the Company will, from time to time, in accordance with the laws of the State of Delaware, increase the authorized amount of Preferred Stock or Common Stock to permit such exchange or redemption.


          Section 5.4  The Company and the
Parent covenant that, until such time as the Securities have been paid in full or are deemed to be satisfied and discharged in full pursuant to the Indenture, they will not, and will not permit any of their respective Subsidiaries to, redeem any of the Preferred Stock pursuant to Section 3.3 of the Certificate of Designation.

                 ARTICLE VI

         SUBSTITUTION OF PURCHASERS

          Section 6.1  Substitution of
Purchasers.   If (i) one or more of the Purchasers
(a "Non-Purchaser") does not purchase all or part
of the Securities which such Non-Purchaser(s) has
agreed to purchase hereunder, and (ii) one or more
other Purchasers or one or more other Persons (a
"Substitute Purchaser") is willing to assume the
obligations of the Non-Purchaser(s) under this
Agreement, then the obligations of the Non-
Purchaser(s) to purchase Securities pursuant to this
Agreement may be assumed by the Substitute
Purchaser(s), and such Substitute Purchaser(s)
shall be substituted for the Non-Purchaser(s) under
this Agreement, by such Substitute Purchaser(s)
executing and delivering a copy of this Agreement
and thereby becoming a party hereto.   The
inclusion of this Section 6.1 in this Agreement, and the assumption by a Substitute Purchaser of the obligations of a Non-Purchaser pursuant to this
Section 6.1, shall not constitute a waiver of any rights the Company may have against such Non-
Purchaser if such Non-Purchaser has defaulted in its obligations under this Agreement.

                 ARTICLE VII

           INDEMNITY; CONTRIBUTION

          Section 7.1  Indemnity.

          (a)  Indemnification.  The
Company and the Parent agree and covenant to
jointly and severally hold harmless and indemnify
each of the Purchasers and (i) any Affiliates
thereof and (ii) any managed accounts who are
purchasing for their own account (including any
director, officer, employee, agent, investment
adviser, or controlling person of any of the
foregoing) from and against any losses, claims,
damages, liabilities and expenses (including but
not limited to attorneys' fees and expenses of
investigation preparation or defending against any
litigation, commenced or threatened, or any claim
whatsoever, and any and all amounts paid in
settlement of any claim or litigation) incurred by
such Purchaser pursuant to any actual or
threatened third-party action, suit, proceeding or
investigation (including expenses of investigation)
(A) arising out of or based upon any untrue
statement of any material fact contained in the
Disclosure Documents, or arising out of or based
upon the omission to state a material fact required
to be stated therein or necessary to make the
statements therein, in light of the circumstances
under which they were made, not misleading,
(B) arising out of or based upon any breach by the
Company or the Parent of the representations,
warranties and agreements herein or (C) arising
out of or based upon or in any way related or
attributed to claims, actions or proceedings by any
party other than such Purchaser relating to this
Agreement; provided, however, that neither the
Company nor the Parent shall be liable under this
paragraph (a) for any amounts paid in settlement
of claims without their consent, which consent
shall not be unreasonably withheld or to the extent
that it is finally judicially determined that such
losses, claims, damages or liabilities (i) arose out
of the gross negligence or willful misconduct of
such Purchaser and such negligence or misconduct
was not committed by such Purchaser or its agents
in reliance upon any of the Company's or the
Parent's warranties, covenants or promises herein
or in any other documents contemplated hereby or
thereby, including certificates delivered by the
Company pursuant hereto, or (ii) arose from a
violation by such Purchaser of legal requirements
applicable to such Purchaser primarily because of
its character as a particular type of regulated
institution.  The Company and the Parent further
agree promptly upon demand by such Purchaser to
reimburse each Purchaser for any legal and other
expenses as they are incurred by it in connection
with investigating, preparing to defend or
defending any lawsuits, claims or other
proceedings or investigations arising in any
manner out of or in connection with such person
being a Purchaser and as to which the Company
and the Parent is liable to indemnify.   The
indemnity, contribution and expense
reimbursement obligations of the Company and the Parent under this Article VII shall be in addition to any liability the Company and the Parent may otherwise have.

          (b)  Procedure.   Promptly after
receipt by an indemnified party under this Article
VII of notice of the commencement of any action,
proceeding or investigation or threat thereof, such
indemnified party will, if a claim in respect
thereof is to be made against the indemnifying
party hereunder, notify in writing the
indemnifying party of the commencement thereof;
but the omission so to notify the indemnifying
party will not relieve it from any liability which it
may have to any indemnified party except to the
extent that any indemnifying party is prejudiced
by such omission.   In case any such action shall
be brought against any indemnified party and it
shall notify the indemnifying party of the
commencement thereof, the indemnifying party
shall be entitled to participate therein and, to the
extent that it shall wish, jointly with any other
indemnifying party similarly notified, to assume
the defense thereof, with counsel reasonably
satisfactory to such indemnified party (who shall
not, except with the consent of the indemnified
party, which consent shall not be unreasonably
withheld, be counsel to the indemnifying party),
and, after notice from the indemnifying party to
such indemnified party of its elections to assume
the defense thereof and the actual assumption of
such defense, the indemnifying party shall not be
liable to such indemnified party under these
indemnification provisions for any legal expenses
of other counsel or any other expenses, in each
case subsequently incurred by such indemnified
party, in connection with the defense thereof other
than reasonable costs of investigation, unless in
the reasonable judgment of such indemnified party
a conflict of interest may exist between such
indemnified party and any other of such
indemnified parties with respect to such claim, in
which event the indemnifying party shall be
obligated to pay the fees and expenses of one
additional counsel.   The indemnifying party will
not be subject to any liability for any settlement made without its consent (which will not be unreasonably withheld).

          Section 7.2  Notification.   The
Company agrees promptly to notify each
Purchaser of the commencement of any litigation or proceeding against it or any of its officers or directors in connection with the issue and sale of any of the Securities, or in any way related or attributed to this Agreement.

                ARTICLE VIII

                MISCELLANEOUS

          Section 8.1  Home Office Payment.
 The Company agrees that, so long as any
Purchaser (including Substitute Purchasers) hereunder shall own the Securities purchased by it hereunder and, notwithstanding any provision in the Indenture to the contrary, the Company will make any payments to such Purchaser of principal, premium, if any, and interest due thereon by check or wire transfer, at the election of the Purchaser, in immediately available funds by 12:00 noon, New York time, at the location of such Purchaser's account, on the date of payment to such account as specified by separate written notice to the Company by such Purchaser
(providing sufficient information with such wire transfer to identify the source and application of the funds and requesting the bank to send a credit advice thereof to such Purchaser), or to such other account or in such other similar manner as such Purchaser may designate to the Company in writing. Each Purchaser electing to have home office payments hereby agrees that before selling, transferring or otherwise disposing of any such Security, it will make a notation thereon, or submit the same to the applicable Trustee for notation thereon, of the date to which interest has been paid thereon and the amount of all redemptions previously made in respect thereof, or surrender the same to such Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered.

          Section 8.2  Termination.   This
Agreement may be terminated (as to the party electing to so terminate it) at any time prior to the Time of Purchase:

          (a)  by the Company and
     the Parent if any of the conditions
     specified in Section 4.2 of this
     Agreement have not been met or
     waived by it pursuant to the terms
     of this Agreement by April 30,
     1997 or at such earlier date that it
     becomes apparent that any such
     condition can no longer be satisfied;

          (b)  by any Purchaser if
     any of the conditions specified in
     Section 4.1 of this Agreement have
     not been met or waived pursuant to
     the terms of this Agreement by
     April 30, 1997 or at such earlier
     date that it becomes apparent that
     any such condition can no longer be
     satisfied.

          Section 8.3  No Waiver;
Modifications in Writing.   No failure or delay on
the part of the Company or the Parent or any
Purchaser in exercising any right, power or
remedy hereunder shall operate as a waiver
thereof, nor shall any single or partial exercise of
any such right, power or remedy preclude any
other or further exercise thereof or the exercise of
any other right, power or remedy.  The remedies
provided for herein are cumulative and are not
exclusive of any remedies that may be available to
the parties hereto at law or in equity or otherwise.
No waiver of or consent to any departure by the
Company or the Parent from any provision of this
Agreement shall be effective unless signed in
writing by the party entitled to the benefit thereof,
provided that notice of any such waiver shall be
given to each party hereto as set forth below.
Except as otherwise provided herein, no
amendment, modification or termination of any
provision of this Agreement shall be effective
unless signed in writing by or on behalf of each
Purchaser.   Any amendment, supplement or
modification of or to any provision of this
Agreement, any waiver of any provision of this
Agreement, and any consent to any departure by
the Company or the Parent from the terms of any
provision of this Agreement, shall be effective
only in the specific instance and for the specific
purpose for which made or given.   Except where
notice is specifically required by this Agreement, no notice to or demand on the Company or the Parent in any case shall entitle the Company or the Parent to any other or further notice or demand in similar or other circumstances.

          Section 8.4  Communications.   All
notices, demands and other communications
provided for hereunder shall be in writing, and, if
to the Purchasers, shall be given by registered or
certified mail, return receipt requested, telecopy,
courier service or personal delivery, addressed to
each Purchaser as shown on the execution pages
hereof or to such other address as such Purchaser
may designate to the Company in writing and, if
to the Company or the Parent, shall be given by
similar means to Aegis Auto Finance, Inc., c/o
The Aegis Consumer Funding Group, Inc., 525
Washington Boulevard, 29th Floor, Jersey City,
New Jersey 07310, Attention: Executive Vice
President and General Counsel, or to such other
address as the Company may designate in writing,
and shall be deemed given when received.   A
copy of any notice hereunder shall be provided to the Trustee at the address set forth in the Indenture.

          Section 8.5  Costs, Expenses and
Taxes.   The Company agrees to pay all costs and
expenses in connection with the negotiation,
preparation, printing, typing, reproduction,
execution and delivery of this Agreement, each of
the Basic Documents, any amendment or
supplement to or modification of any of the
foregoing, and any and all other documents
furnished pursuant hereto or thereto or in
connection herewith or therewith, excluding the
fees and expenses of counsel retained by the
Purchasers in connection herewith, all reasonable
costs and expenses in connection with the
administration of this Agreement and all costs and
expenses (including, without limitation, reasonable
attorneys' fees and expenses), if any, in
connection with the enforcement of this
Agreement, the Securities, any of the Basic
Documents, or any other agreement furnished
pursuant hereto or thereto or in connection
herewith or therewith.   In addition, the Company
shall pay any and all stamp, transfer and other
similar taxes payable or determined to be payable
in connection with the execution and delivery of
this Agreement or the original issuance of the
Securities, and shall save and hold each Purchaser
harmless from and against any and all liabilities
with respect to or resulting from any delay in
paying, or omission to pay, such taxes.   The
Company shall bear all expenses of shipping the Securities (including, without limitation, insurance expenses) from New York City to such other places within the United States of America as any Purchaser shall specify.

          Section 8.6  Execution in
Counterparts.   This Agreement may be executed
in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          Section 8.7  Binding Effect;
Assignment.   Subject to  Article VI hereof, prior
to the Time of Purchase the rights and  obligations
of any Purchaser under this Agreement may not be
assigned to any other Person except with the prior
consent of  the Company, which shall not be
unreasonably withheld.   Except  as expressly
provided in this Agreement, this Agreement shall
not be construed so as to confer any right or
benefit upon any  Person other than the parties to
this Agreement, and their  respective successors
and assigns.   This Agreement shall be  binding
upon the Company and each Purchaser, and their successors and assigns.

          Section 8.8  Governing Law.   This
Agreement shall be deemed to be a contract made
under the laws of the State of New York, and for
all purposes shall be construed in accordance with
the laws of said State, without regard to principles
of conflicts of law.   Each of the parties hereto
agrees to submit to the jurisdiction of the federal and state courts sitting in the State of New York in any action or proceeding arising out of or relating to this Agreement.

          Section 8.9  Severability of
Provisions.   Any provision of this Agreement
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other Jurisdiction.

          Section 8.10  Article and Section
Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          Section 8.11  Attorneys' Fees.   In
any action or proceeding brought to enforce any provision of this Agreement or any of the Basic
Documents, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          Section 8.12  No Recourse Against
Others.  A director, officer, employee or
stockholder, as such, of the Company or the
Parent shall not have any liability for any
obligations of the Company or the Parent under
the Securities or this Agreement or for any claim
based on, in respect of or by reason of such
obligations or their creation.   Each Purchaser by
accepting a Security waives and releases all such liability.
      PURCHASE AGREEMENT SIGNATURE PAGE

          IN WITNESS WHEREOF the
parties hereto have caused this Agreement to be executed by their respective officers hereunder duly authorized, as of the date first above written.

AEGIS AUTO FINANCE, INC.


By:
     Name:
     Title:

THE AEGIS CONSUMER FUNDING GROUP,
INC.


By:
     Name:
     Title:


Accepted and Agreed as of
the date first above written




Name of Purchaser


By:
Name:
Title:


Aggregate principal amount of
Securities to be purchased by
Purchaser

$

Designated Bank
Account No.
Attention:
Taxpayer I.D. No.

Nominee (name in which Securities are to be registered, if different than name of Purchaser)























          AEGIS AUTO FINANCE, INC.



           NOTE PURCHASE AGREEMENT

         Dated as of April   , 1997



          $21,333,333 of Debentures

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